                                MARKETLIFE/SM/
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                     APRIL 29, 2013 PROSPECTUS SUPPLEMENT

                           ISSUED TO INDIVIDUALS BY:
METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL FOR VARIABLE
                                LIFE INSURANCE

This prospectus supplement updates certain information contained in your last prospectus dated May 2, 2005, as annually and periodically supplemented, for MarketLife/SM/, a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut. MetLife Insurance Company of Connecticut is referred to in this prospectus supplement as the Company. Please keep this prospectus supplement for future reference. The Company no longer offers the Policies to new purchasers. It does continue to accept additional premium payments from existing policy owners.

You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE "FUNDS," listed below). The value of your Policy will vary based on the performance of the Funds you select. The following Funds are available (please see "The Funds" for additional Funds that may be available depending on when you purchased your Policy):

FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- INITIAL CLASS
  Equity-Income Portfolio
  High Income Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 1
  Templeton Global Bond Securities Fund
JANUS ASPEN SERIES -- SERVICE SHARES
  Enterprise Portfolio
LEGG MASON PARTNERS VARIABLE EQUITY TRUST -- CLASS I
  ClearBridge Variable All Cap Value Portfolio
  ClearBridge Variable Large Cap Growth Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST
  Western Asset Variable High Income Portfolio
MET INVESTORS SERIES TRUST
  Invesco Small Cap Growth Portfolio -- Class A
  Janus Forty Portfolio -- Class A
  Loomis Sayles Global Markets Portfolio -- Class A
  MetLife Aggressive Strategy Portfolio -- Class B
  MFS(R) Research International Portfolio -- Class B
  Oppenheimer Global Equity Portfolio -- Class A
  PIMCO Inflation Protected Bond Portfolio -- Class A
  Pioneer Fund Portfolio -- Class A
  Pioneer Strategic Income Portfolio -- Class A
METROPOLITAN SERIES FUND
  BlackRock Capital Appreciation Portfolio -- Class A
  BlackRock Diversified Portfolio -- Class A
  BlackRock Money Market Portfolio -- Class A
  Jennison Growth Portfolio -- Class A
  MetLife Conservative Allocation Portfolio -- Class B
  MetLife Conservative to Moderate Allocation Portfolio -- Class B MetLife Moderate Allocation Portfolio -- Class B
  MetLife Moderate to Aggressive Allocation Portfolio -- Class B MetLife Stock Index Portfolio -- Class A
  MFS(R) Total Return Portfolio -- Class F
  MFS(R) Value Portfolio -- Class A
  MSCI EAFE(R) Index Portfolio -- Class A
  Russell 2000(R) Index Portfolio -- Class A
  T. Rowe Price Large Cap Growth Portfolio -- Class B
  Western Asset Management U.S. Government Portfolio -- Class A VANGUARD VARIABLE INSURANCE FUND
  Mid-Cap Index Portfolio
  Total Stock Market Index Portfolio

Certain Funds may have been subject to a name change or merger. Please see "Additional Information Regarding the Funds" for more information.

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                           FUND CHARGES AND EXPENSES

The next two tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2012. Certain Funds may impose a redemption fee in the future. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2012, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund. Current prospectuses for the Fund can be obtained by calling 1-800-334-4298.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                        MINIMUM   MAXIMUM
                                                                      --------- ---------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
expenses)............................................................   0.18%     1.07%

FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                      DISTRIBUTION          ACQUIRED    TOTAL                  NET TOTAL
                                         AND/OR             FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                          FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
----                       ---------- ------------ -------- --------- --------- -------------- ---------
FIDELITY(R) VARIABLE
  INSURANCE PRODUCTS --
  INITIAL CLASS
  Equity-Income Portfolio.    0.46%         --       0.10%     --       0.56%          --        0.56%
  High Income Portfolio...    0.56%         --       0.12%     --       0.68%          --        0.68%
FRANKLIN TEMPLETON
  VARIABLE INSURANCE
  PRODUCTS TRUST --
  CLASS 1
  Templeton Global Bond
   Securities Fund........    0.46%         --       0.09%     --       0.55%          --        0.55%
JANUS ASPEN SERIES --
  SERVICE SHARES
  Enterprise Portfolio....    0.64%       0.25%      0.05%     --       0.94%          --        0.94%
LEGG MASON PARTNERS
  VARIABLE EQUITY TRUST
  -- CLASS I
  ClearBridge Variable
   All Cap Value
   Portfolio..............    0.75%         --       0.06%     --       0.81%        0.00%       0.81%
  ClearBridge Variable
   Large Cap Growth
   Portfolio..............    0.75%         --       0.13%     --       0.88%        0.00%       0.88%
  ClearBridge Variable
   Large Cap Value
   Portfolio+.............    0.65%         --       0.09%     --       0.74%        0.00%       0.74%
LEGG MASON PARTNERS
  VARIABLE INCOME TRUST
  Western Asset Variable
   High Income Portfolio..    0.60%         --       0.12%     --       0.72%        0.00%       0.72%
MET INVESTORS SERIES
  TRUST
  Invesco Small Cap
   Growth Portfolio --
   Class A................    0.85%         --       0.02%     --       0.87%        0.01%       0.86%
  Janus Forty Portfolio
   -- Class A.............    0.63%         --       0.03%     --       0.66%        0.01%       0.65%

                                      DISTRIBUTION          ACQUIRED    TOTAL                  NET TOTAL
                                         AND/OR             FUND FEES  ANNUAL     FEE WAIVER    ANNUAL
                           MANAGEMENT   SERVICE     OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
FUND                          FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT  EXPENSES
----                       ---------- ------------ -------- --------- --------- -------------- ---------
  Loomis Sayles Global
   Markets Portfolio --
   Class A................    0.70%         --       0.09%      --      0.79%          --        0.79%
  MetLife Aggressive
   Strategy Portfolio --
   Class B................    0.09%       0.25%      0.01%    0.72%     1.07%          --        1.07%
  MFS(R) Research
   International
   Portfolio -- Class B...    0.68%       0.25%      0.07%      --      1.00%        0.05%       0.95%
  Oppenheimer Global
   Equity Portfolio --
   Class A................    0.67%         --       0.09%      --      0.76%        0.02%       0.74%
  PIMCO Inflation
   Protected Bond
   Portfolio -- Class A...    0.47%         --       0.11%      --      0.58%          --        0.58%
  Pioneer Fund Portfolio
   -- Class A.............    0.64%         --       0.04%      --      0.68%        0.03%       0.65%
  Pioneer Strategic
   Income Portfolio --
   Class A................    0.57%         --       0.06%      --      0.63%          --        0.63%
METROPOLITAN SERIES FUND
  Barclays Aggregate
   Bond Index Portfolio
   -- Class A+............    0.25%         --       0.04%      --      0.29%        0.01%       0.28%
  BlackRock Capital
   Appreciation
   Portfolio -- Class A...    0.70%         --       0.03%      --      0.73%        0.01%       0.72%
  BlackRock Diversified
   Portfolio -- Class A...    0.46%         --       0.07%      --      0.53%          --        0.53%
  BlackRock Money Market
   Portfolio -- Class A...    0.33%         --       0.02%      --      0.35%        0.01%       0.34%
  Jennison Growth
   Portfolio -- Class A...    0.61%         --       0.03%      --      0.64%        0.07%       0.57%
  MetLife Conservative
   Allocation Portfolio
   -- Class B.............    0.09%       0.25%      0.02%    0.54%     0.90%        0.01%       0.89%
  MetLife Conservative
   to Moderate
   Allocation Portfolio
   -- Class B.............    0.07%       0.25%      0.01%    0.58%     0.91%        0.00%       0.91%
  MetLife Moderate
   Allocation Portfolio
   -- Class B.............    0.06%       0.25%        --     0.63%     0.94%        0.00%       0.94%
  MetLife Moderate to
   Aggressive Allocation
   Portfolio -- Class B...    0.06%       0.25%      0.01%    0.67%     0.99%        0.00%       0.99%
  MetLife Stock Index
   Portfolio -- Class A...    0.25%         --       0.03%      --      0.28%        0.01%       0.27%
  MFS(R) Total Return
   Portfolio -- Class F...    0.55%       0.20%      0.05%      --      0.80%          --        0.80%
  MFS(R) Value Portfolio
   -- Class A.............    0.70%         --       0.03%      --      0.73%        0.13%       0.60%
  MSCI EAFE(R) Index
   Portfolio -- Class A...    0.30%         --       0.11%    0.01%     0.42%        0.00%       0.42%
  Russell 2000(R) Index
   Portfolio -- Class A...    0.25%         --       0.08%    0.09%     0.42%        0.00%       0.42%
  T. Rowe Price Large
   Cap Growth Portfolio
   -- Class B.............    0.60%       0.25%      0.04%      --      0.89%        0.01%       0.88%
  Western Asset
   Management U.S.
   Government Portfolio
   -- Class A.............    0.47%         --       0.03%      --      0.50%        0.02%       0.48%
VANGUARD VARIABLE
  INSURANCE FUND
  Mid-Cap Index Portfolio.    0.22%         --       0.04%      --      0.26%          --        0.26%
  Total Stock Market
   Index Portfolio........      --          --         --     0.18%     0.18%          --        0.18%

--------------
+   Not available under all Policies. Availability depends on Policy issue date.

Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Fund, but that the expenses of the Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Fund's board of directors or trustees, are not shown.

Certain Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

                                   THE FUNDS

                                              INVESTMENT                            INVESTMENT
        FUNDING OPTION                         OBJECTIVE                         ADVISER/SUBADVISER
-------------------------------- -------------------------------------- -------------------------------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS -- INITIAL CLASS
 Equity-Income Portfolio         Seeks reasonable income. The fund      Fidelity Management & Research
                                 will also consider the potential for   Company
                                 capital appreciation. The fund's goal  Subadviser: FMR Co., Inc.
                                 is to achieve a yield which exceeds
                                 the composite yield on the securities
                                 comprising the S&P 500(R) Index.
 High Income Portfolio           Seeks a high level of current income,  Fidelity Management & Research
                                 while also considering growth of       Company
                                 capital.                               Subadviser: FMR Co., Inc.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST --
  CLASS 1
 Templeton Global Bond           Seeks high current income, consistent  Franklin Advisers, Inc.
   Securities Fund               with preservation of capital, with
                                 capital appreciation as a secondary
                                 consideration.
JANUS ASPEN SERIES -- SERVICE
  SHARES
 Enterprise Portfolio            Seeks long-term growth of capital.     Janus Capital Management LLC
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST -- CLASS I
 ClearBridge Variable All Cap    Seeks long-term capital growth.        Legg Mason Partners Fund Advisor,
   Value Portfolio               Current income is a secondary          LLC
                                 consideration.                         Subadviser: ClearBridge Investments,
                                                                        LLC
 ClearBridge Variable Large Cap  Seeks long-term growth of capital.     Legg Mason Partners Fund Advisor,
   Growth Portfolio                                                     LLC
                                                                        Subadviser: ClearBridge Investments,
                                                                        LLC
 ClearBridge Variable Large Cap  Seeks long-term growth of capital.     Legg Mason Partners Fund Advisor,
   Value Portfolio+              Current income is a secondary          LLC
                                 objective.                             Subadviser: ClearBridge Investments,
                                                                        LLC

                                                 INVESTMENT                             INVESTMENT
         FUNDING OPTION                           OBJECTIVE                         ADVISER/SUBADVISER
---------------------------------- ---------------------------------------- ------------------------------------
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
 Western Asset Variable High       Seeks high current income as its         Legg Mason Partners Fund Advisor,
   Income Portfolio                primary objective and capital            LLC
                                   appreciation as its secondary            Subadvisers: Western Asset
                                   objective.                               Management Company; Western
                                                                            Asset Management Company Limited
MET INVESTORS SERIES TRUST
 Invesco Small Cap Growth          Seeks long-term growth of capital.       MetLife Advisers, LLC
   Portfolio -- Class A                                                     Subadviser: Invesco Advisers, Inc.
 Janus Forty Portfolio -- Class A  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                            Subadviser: Janus Capital
                                                                            Management LLC
 Loomis Sayles Global Markets      Seeks high total investment return       MetLife Advisers, LLC
   Portfolio -- Class A            through a combination of capital         Subadviser: Loomis, Sayles &
                                   appreciation and income.                 Company, L.P.
 MetLife Aggressive Strategy       Seeks growth of capital.                 MetLife Advisers, LLC
   Portfolio -- Class B
 MFS(R) Research International     Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class B                                                     Subadviser: Massachusetts Financial
                                                                            Services Company
 Oppenheimer Global Equity         Seeks capital appreciation.              MetLife Advisers, LLC
   Portfolio -- Class A                                                     Subadviser: OppenheimerFunds, Inc.
 PIMCO Inflation Protected Bond    Seeks maximum real return,               MetLife Advisers, LLC
   Portfolio -- Class A            consistent with preservation of capital  Subadviser: Pacific Investment
                                   and prudent investment management.       Management Company LLC
 Pioneer Fund Portfolio --         Seeks reasonable income and capital      MetLife Advisers, LLC
   Class A                         growth.                                  Subadviser: Pioneer Investment
                                                                            Management, Inc.
 Pioneer Strategic Income          Seeks a high level of current income.    MetLife Advisers, LLC
   Portfolio -- Class A                                                     Subadviser: Pioneer Investment
                                                                            Management, Inc.
METROPOLITAN SERIES FUND
 Barclays Aggregate Bond Index     Seeks to track the performance of the    MetLife Advisers, LLC
   Portfolio -- Class A+           Barclays U.S. Aggregate Bond Index.      Subadviser: MetLife Investment
                                                                            Management, LLC
 BlackRock Capital Appreciation    Seeks long-term growth of capital.       MetLife Advisers, LLC
   Portfolio -- Class A                                                     Subadviser: BlackRock Advisors, LLC
 BlackRock Diversified             Seeks high total return while            MetLife Advisers, LLC
   Portfolio -- Class A            attempting to limit investment risk      Subadviser: BlackRock Advisors, LLC
                                   and preserve capital.
 BlackRock Money Market            Seeks a high level of current income     MetLife Advisers, LLC
   Portfolio -- Class A            consistent with preservation of          Subadviser: BlackRock Advisors, LLC
                                   capital.
 Jennison Growth Portfolio --      Seeks long-term growth of capital.       MetLife Advisers, LLC
   Class A                                                                  Subadviser: Jennison Associates LLC
 MetLife Conservative Allocation   Seeks a high level of current income,    MetLife Advisers, LLC
   Portfolio -- Class B            with growth of capital as a secondary
                                   objective.

                                                   INVESTMENT                             INVESTMENT
          FUNDING OPTION                            OBJECTIVE                         ADVISER/SUBADVISER
------------------------------------ ---------------------------------------- ------------------------------------
 MetLife Conservative to             Seeks high total return in the form of   MetLife Advisers, LLC
   Moderate Allocation               income and growth of capital, with a
   Portfolio -- Class B              greater emphasis on income.
 MetLife Moderate Allocation         Seeks a balance between a high level     MetLife Advisers, LLC
   Portfolio -- Class B              of current income and growth of
                                     capital, with a greater emphasis on
                                     growth of capital.
 MetLife Moderate to Aggressive      Seeks growth of capital.                 MetLife Advisers, LLC
   Allocation Portfolio -- Class B
 MetLife Stock Index Portfolio --    Seeks to track the performance of the    MetLife Advisers, LLC
   Class A                           Standard & Poor's 500(R) Composite       Subadviser: MetLife Investment
                                     Stock Price Index.                       Management, LLC
 MFS(R) Total Return Portfolio --    Seeks a favorable total return through   MetLife Advisers, LLC
   Class F                           investment in a diversified portfolio.   Subadviser: Massachusetts Financial
                                                                              Services Company
 MFS(R) Value Portfolio -- Class A   Seeks capital appreciation.              MetLife Advisers, LLC
                                                                              Subadviser: Massachusetts Financial
                                                                              Services Company
 MSCI EAFE(R) Index                  Seeks to track the performance of the    MetLife Advisers, LLC
   Portfolio -- Class A              MSCI EAFE(R) Index.                      Subadviser: MetLife Investment
                                                                              Management, LLC
 Russell 2000(R) Index Portfolio --  Seeks to track the performance of the    MetLife Advisers, LLC
   Class A                           Russell 2000(R) Index.                   Subadviser: MetLife Investment
                                                                              Management, LLC
 T. Rowe Price                       Seeks long-term growth of capital        MetLife Advisers, LLC
   Large Cap Growth                  and, secondarily, dividend income.       Subadviser: T. Rowe Price
   Portfolio -- Class B                                                       Associates, Inc.
 Western Asset Management U.S.       Seeks to maximize total return           MetLife Advisers, LLC
   Government Portfolio --           consistent with preservation of capital  Subadviser: Western Asset
   Class A                           and maintenance of liquidity.            Management Company
VANGUARD VARIABLE INSURANCE
  FUND
 Mid-Cap Index Portfolio             Seeks to track the performance of a      The Vanguard Group, Inc.
                                     benchmark index that measures the
                                     investment return of mid-
                                     capitalization stocks.
 Total Stock Market Index            Seeks to track the performance of a      The Vanguard Group, Inc.
   Portfolio                         benchmark index that measures the
                                     investment return of the overall stock
                                     market.

--------------
+   Not available under all Policies. Availability depends on Policy issue date.

                    ADDITIONAL INFORMATION REGARDING FUNDS

Certain Funds were subject to a name change or merger. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES

              FORMER NAME                              NEW NAME
 --------------------------------------  -------------------------------------
 LEGG MASON PARTNERS VARIABLE EQUITY     LEGG MASON PARTNERS VARIABLE EQUITY
   TRUST                                   TRUST
   Legg Mason ClearBridge Variable         ClearBridge Variable All Cap Value
    Fundamental All Cap Value Portfolio     Portfolio
   Legg Mason ClearBridge Variable         ClearBridge Variable Large Cap
    Large Cap Growth Portfolio              Growth Portfolio
   Legg Mason ClearBridge Variable         ClearBridge Variable Large Cap
    Large Cap Value Portfolio               Value Portfolio
 LEGG MASON PARTNERS VARIABLE INCOME     LEGG MASON PARTNERS VARIABLE INCOME
   TRUST                                   TRUST
   Legg Mason Western Asset Variable       Western Asset Variable High Income
    High Income Portfolio                   Portfolio
 METROPOLITAN SERIES FUND                METROPOLITAN SERIES FUND
   Barclays Capital Aggregate Bond         Barclays Aggregate Bond Index
    Index Portfolio                         Portfolio
   BlackRock Legacy Large Cap Growth       BlackRock Capital Appreciation
    Portfolio                               Portfolio

FUND MERGERS

The following former Funds merged with and into the new Funds.

           FORMER FUND/TRUST                       NEW FUND/TRUST
 -------------------------------------  -------------------------------------
 MET INVESTORS SERIES TRUST             METROPOLITAN SERIES FUND
   RCM Technology Portfolio               T. Rowe Price Large Cap Growth
                                           Portfolio
 METROPOLITAN SERIES FUND               MET INVESTORS SERIES TRUST
   Oppenheimer Global Equity Portfolio    Oppenheimer Global Equity Portfolio
                                           (formerly Met/ Templeton Growth
                                           Portfolio)

                     CHARGES AGAINST THE SEPARATE ACCOUNT

We are waiving 0.15% of the Mortality and Expense Risk Charge for the Investment Option investing in the Western Asset Management U.S. Government Portfolio of the Metropolitan Series Fund. We are also waiving the following amounts of Mortality and Expense Risk Charge: an amount equal to the Fund expenses that are in excess of 0.65% for the Investment Option investing in the PIMCO Inflation Protected Bond Portfolio (Class A) of the Met Investors Series Trust; an amount equal to the Fund expenses that are in excess of 0.85% for the Investment Option investing in the Loomis Sayles Global Markets Portfolio (Class A) of the Met Investors Series Trust; an amount equal to the Fund expenses that are in excess of 0.64% for the Investment Option investing in the Jennison Growth Portfolio (Class A), an amount equal to Fund expenses that are in excess of 0.62% for the Investment Option investing in the Oppenheimer Global Equity Portfolio (Class A), and an amount equal to the Fund expenses that are in excess of 1.22% for the Investment Option investing in the T. Rowe Price Large Cap Growth Portfolio (Class B).

                                   TRANSFERS
--------------------------------------------------------------------------------

The following replaces in its entirety the "MARKET TIMING/EXCESSIVE TRADING" section:

RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. Fidelity(R) VIP High Income Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, MFS(R) Research International Portfolio, MSCI EAFE(R) Index Portfolio, Oppenheimer Global Equity Portfolio, Pioneer Strategic Income Portfolio, Russell 2000(R) Index Portfolio, Templeton Global Bond Securities Fund and Western Asset Variable High Income Portfolio -- the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each of the Monitored Funds, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Policy that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below. WE DO NOT BELIEVE THAT OTHER FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE FUNDS. We may change the Monitored Funds at any time without notice in our sole discretion.

Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail and will reject transfer requests requested via facsimile, telephone or Internet. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

    . reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

    . reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate frequent transfers in any Fund and there are no arrangements in place to permit any Policy Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent transfer policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in frequent trading, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares as a result of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Policy Owner.)

You should read the Fund prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Funds and may disrupt fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Funds except where the manager of a particular underlying Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some fund managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The following paragraph is added to the "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS" section:

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the date any death benefit is due and payable. For example, if the payment of a death benefit has been triggered, and after a thorough search, we are still unable to locate the beneficiary of the death benefit, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records. ("Escheatment" is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Policy's death benefit from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designation -- including complete names and complete address -- if and as they change. You should contact us at 1-800-334-4298 in order to make a change to your beneficiary designation.

                          FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX, FOREIGN OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                     POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

    . INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

    . INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

    . INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    .  A definition of a life insurance contract

    .  Diversification requirements for separate account assets

    . Limitations on policy owner's control over the assets in a separate account

    . Guidelines to determine the maximum amount of premium that may be paid into a policy

    .  Limitations on withdrawals from a policy

    . Qualification testing for all life insurance policies that have cash value features.

                           TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under
SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. The death benefit under a Policy will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to
SECTION 817(H) of the IRC. If fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, there could be adverse consequences under the diversification rules.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                       TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, in general any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The foregoing exceptions generally do not apply to corporate Policy owners.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN

THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction even where such entity's indebtedness is in no way connected to the Policy, unless the insured is an employee, officer, director or 20% owner.

INVESTMENT IN THE POLICY

Investment in the policy generally includes the aggregate amount of premiums or other consideration paid for the policy, reduced by non-taxable distributions.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                           OTHER TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as indexed for inflation) and a top tax rate of 40 percent.

The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

                              INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                          THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                            ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.


 Book 38                                                       April 29, 2013